UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 17, 2011

Cliffs Natural Resources Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Public Square, Suite 3300, Cleveland, Ohio		44114-2315
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders of Cliffs Natural Resources Inc. (the “Company”) was held on May 17, 2011. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting are set forth below:

As of March 25, 2011, there were 135,643,222 common shares outstanding and entitled to vote at the Annual Meeting, and each common share was entitled to one vote. There were present at the Annual Meeting, in person or by proxy, holders of 113,699,570 common shares representing more than a majority of the voting power and constituting a quorum.

Proposal No. 1.

For the election of Directors, twelve nominees were elected, as follows:

NOMINEES	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Joseph A. Carrabba	94,919,306	4,974,628	216,003	13,589,633
Susan M. Cunningham	99,706,620	226,123	177,194	13,589,633
Barry J. Eldridge	97,000,300	2,931,013	178,624	13,589,633
Andrés R. Gluski	99,671,740	256,698	181,499	13,589,633
Susan M. Green	99,584,933	341,473	183,531	13,589,633
Janice K. Henry	96,975,007	2,959,046	175,884	13,589,633
James F. Kirsch	99,634,387	295,586	179,964	13,589,633
Francis R. McAllister	94,947,580	4,981,495	180,862	13,589,633
Roger Phillips	96,967,346	2,962,057	180,534	13,589,633
Richard K. Riederer	99,119,287	777,623	213,027	13,589,633
Richard A. Ross	99,680,453	249,833	179,651	13,589,633
Alan Schwartz	97,725,548	2,204,356	180,033	13,589,633

Proposal No. 2

An affirmative vote of more than a majority of shares outstanding were received for Proposal 2, the adoption of an Amendment to our Second Amended Articles of Incorporation to increase the number of authorized common shares from 224,000,000 to 400,000,000 which will result in an increase in the total number of authorized shares from 231,000,000 to 407,000,000. The voting results were as follows:

FOR	90,233,308
AGAINST	22,992,199
ABSTAIN	474,063

Proposal No. 3

An affirmative vote of more than a majority of the shares entitled to vote and present were received for Proposal No. 3, the advisory vote on our named executive officer compensation. The voting results were as follows:

FOR	93,193,479
AGAINST	6,490,618
ABSTAIN	425,840
BROKER NON-VOTES	13,589,633

Proposal No. 4

The greatest number of votes of the shares entitled to vote and present were received for every year for Proposal No. 4, the advisory vote on the frequency of shareholder votes on named executive officer compensation. The voting results were as follows:

EVERY YEAR	80,004,870
EVERY TWO YEARS	2,049,736
EVERY THREE YEARS	17,774,991
ABSTAIN	280,340
BROKER NON-VOTES	13,589,633

In accordance with the voting results concerning this proposal, the Company has determined that it will hold an annual advisory vote on named executive officer compensation until the next advisory vote on the frequency of the advisory vote on named executive officer compensation.

Proposal No. 5

An affirmative vote of more than a majority of the shares entitled to vote and present were received for Proposal No. 5, the non-binding shareholder proposal regarding majority voting in certain director elections. The voting results were as follows:

FOR	56,095,908
AGAINST	43,680,028
ABSTAIN	334,001
BROKER NON-VOTES	13,589,633

Proposal No. 6

More than a majority of the shares entitled to vote and present voted for Proposal No. 6, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. The voting results were as follows:

FOR	111,849,512
AGAINST	1,632,494
ABSTAIN	217,564

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cliffs Natural Resources Inc.

May 20, 2011	By:	/s/ Gina K. Gunning

Name: Gina K. Gunning
Title: General Counsel, Corporate Affairs and Secretary